UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2004

Federal National Mortgage Association

(Exact name of registrant as specified in its charter)

Fannie Mae

Federally chartered corporation	0-50231	52-0883107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3900 Wisconsin Avenue, NW	20016
Washington, DC	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 202-752-7000

(Former Name or Former Address, if Changed Since Last Report):

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                On September 17, 2004, Anne Mulcahy resigned from the Board of Directors of Fannie Mae (formally, the Federal National Mortgage Association), effective October 19, 2004.

Item 7.01. Regulation FD Disclosure.

               On September 20, 2004, Fannie Mae issued its monthly financial summary release and voluntary initiatives disclosure for the month of August 2004. The summary and voluntary initiatives disclosure, copies of which are furnished as Exhibit 99.1 to this report, are incorporated herein by reference.

                The information in this item, including the exhibit submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Fannie Mae, except as shall be expressly set forth by specific reference in such document.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

	By	/s/ Leanne G. Spencer
Leanne G. Spencer
Senior Vice President and Controller
Date: September 21, 2004

EXHIBIT INDEX

The following exhibit is furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Monthly summary release and voluntary initiatives disclosure for August 2004 issued by Fannie Mae on September 20, 2004.

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